--------------------------------------
LIBERTY INCOME FUND   ANNUAL REPORT
--------------------------------------

DECEMBER 31, 2000

[Graphic Omitted]

President's Message

DEAR SHAREHOLDER:

The past year proved to be an extremely difficult one for the bond market. In mid-1999, the Federal Reserve began ratcheting up short-term interest rates, in an effort to slow the U.S. economy and keep inflation from getting out of hand. Rate increases continued throughout most of 2000. In response, most corporate bond yields rose and their prices -- which move in the opposite direction -- fell substantially.

In the second half of 2000, economic indicators began to reflect a slowing in the domestic economy. Housing starts were at their lowest levels in two years. Auto manufacturers announced cuts in production. There were also signs of a decline in consumer and capital spending levels for the period. In this environment of slower economic growth, the corporate bond market began to show the first signs of a much-needed recovery. The outlook for the Fund also improved in the second half of the year, as the Fed began to ease in response to the economic slowdown.

Against this backdrop, Liberty Income Fund's Class A shares yielded a total return of 7.39% without a sales charge for the fiscal year. The following report will provide you with more specific information about market conditions, the Fund's performance and the managers' strategies. As always, we thank you for choosing Liberty Income Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    February 12, 2001

------------------------------
Not Fdic    May Lose Value
            -----------------
Insured     No Bank Guarantee
------------------------------

Because economic and market conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------

>  U.S. ECONOMY BEGINNING TO SLOW

   With the U.S. economy continuing its strong growth throughout most of 2000, the Federal Reserve maintained its course of interest rate increases. This had a generally negative impact on the bond market, as bond yields rose and prices fell. Economic growth declined dramatically in the fourth quarter, which helped to ease concerns that inflation would spiral out of control, but triggered fears about the possibility of recession.

>  BOND MARKETS SEE VARYING RETURNS

   The corporate bond market was very weak and the high yield sector was out of favor, as concerns about the direction of the economy heightened. However, Treasury bonds experienced strong performance during the period.

>  FUND UNDERPERFORMS PEER GROUP AND BENCHMARK

   The Lipper Intermediate Investment Grade Debt Funds Category, an average of mutual funds with objectives similar to the Fund's, returned 9.76% for the period. The return for the Lehman Brothers Government/Corporate Bond Index was 11.85% between January 1, 2000 and December 31, 2000.


LIBERTY INCOME FUND1 VS. INDEX AND PEERS
1/1/00 - 12/31/00

LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS CATEGORY              9.76%
LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX                      11.85%
LIBERTY INCOME FUND                                                   7.39%


(1) Performance of Class A shares without a sales charge.

Lipper, Inc., a widely respected data provider in the industry, calculates an average of total returns for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Intermediate Investment Grade Debt Funds Category was 9.76% for the 12 months ended 12/31/00. Neither the Fund's returns nor the Lipper returns include sales charges. Past performance cannot predict future results.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade corporate bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.


                         NET ASSET VALUE PER SHARE
                              AS OF 12/31/00
                  Class A                          $5.96
                  --------------------------------------
                  Class B                          $5.96
                  --------------------------------------
                  Class C                          $5.96
                  --------------------------------------

                          DISTRIBUTIONS DECLARED
                       PER SHARE 1/1/00 - 12/31/00
                  Class A                          $0.441
                  --------------------------------------
                  Class B                          $0.397
                  --------------------------------------
                  Class C                          $0.406
                  --------------------------------------

                         SEC YIELDS ON 12/31/00
                  Class A                          6.26%
                  --------------------------------------
                  Class B                          5.82%
                  --------------------------------------
                  Class C                          5.97%
                  --------------------------------------

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield for Class C shares would have been 5.80%.

Past performance cannot predict future results.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
-------------------------------------------------------------------------------

PORTFOLIO STRUCTURE
BREAKDOWN AS OF 12/31/00

                  Corporate Bonds                       53.5%
                  -------------------------------------------
                  U.S. Government & Agency Bonds        33.8%
                  -------------------------------------------
                  Preferred Stocks                       4.0%
                  -------------------------------------------
                  Foreign Government Bonds               3.5%
                  -------------------------------------------
                  Cash Equivalents                       3.2%
                  -------------------------------------------
                  Other                                  2.0%
                  -------------------------------------------

QUALITY BREAKDOWN
AS OF 12/31/00

                  AAA                                   38.4%
                  -------------------------------------------
                  A                                      7.8%
                  -------------------------------------------
                  BBB                                   36.2%
                  -------------------------------------------
                  BB                                     6.0%
                  -------------------------------------------
                  B and Below                            5.8%
                  -------------------------------------------
                  Equity and Other                       5.8%
                  -------------------------------------------

Quality and portfolio structure breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the lowest rating assigned to a particular bond by one of the following respected rating agencies:
Standard & Poor's, Moody's or Fitch. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these breakdowns and structure in the future.

For the 12-month period ended December 31, 2000, Class A shares of the Liberty Income Fund had a total return of 7.39% without a sales charge. This is a significant improvement over the performance in the first six months of the fiscal year. However, the Fund did underperform its benchmark, the Lehman Brothers Government/ Corporate Bond Index, which returned 11.85% for the same period. The Fund also underperformed the Lipper Intermediate Investment Grade Debt Funds peer group average return of 9.76%.

The Fund's underperformance for the period was largely the result of our stated investment strategy, which focuses heavily on corporate bond issues. The U.S. corporate bond market was extremely weak during the period, as continued economic strength fueled concerns about inflationary pressures throughout much of 2000. That drove many investors away from the bond market, causing decreased demand, increased yields, and lower bond values. The Fund's exposure to the high yield sector also had a negative impact on performance, as high yield investing was out of favor throughout most of the period. By the end of the year, credit concerns became increasingly significant, which magnified the problem. However, because of our disciplined investment approach, we were able to show a positive return despite these difficult conditions.

STRATEGY FOCUSED ON FUNDAMENTALS

Volatility in the bond market caused us to turn our attention to factors within our control. We increased the average quality of the portfolio slightly, decreasing our weighting in B-rated bonds. We also reduced our exposure to the troubled high yield sector, from about 18% at the beginning of the period to about 11.5% by the period end. We did not eliminate our exposure to high yield securities altogether, because we feel this sector could experience a turnaround in the months to come.

During the period, we also took advantage of strong performance in the Treasury bond market. Federal budget surpluses allowed the government to buy back some of its outstanding debt, which reduced supply in the Treasury market as the number of bonds decreased. We increased our weighting in this sector from about 15% of total assets at the beginning of the period to nearly 34% by year-end. This overweighted position helped to balance out some of the negative performance in the corporate bond sector.

DISTRIBUTIONS REMAINED STRONG

Although our corporate bond holdings did not contribute much to the Fund's total return, they did allow us to maintain a respectable level of current income, which is one of the Fund's main objectives. Distributions per Class A share were just over $0.44 for the period.

CAUTIOUSLY OPTIMISTIC ABOUT FUTURE PROSPECTS

We are somewhat concerned about the economic downturn and the possibility of recession. We feel that the Federal Reserve Board's interest rate cuts on January 3 and January 31 signal that they too sense a weakening in the economy. While lower interest rates are generally good for bond prices, a weak economy and low consumer confidence could drive investors away from the market.

However, we also feel there is significant opportunity for improvement in the bond market. Further interest rate cuts, along with a possible tax cut by the new administration, could spur business investing. It appears that the yield spread between corporate bonds and Treasury issues has probably peaked, so corporate yields are likely to come down over the course of the next year. Since bond yields and prices move in opposite directions, this would be good news for bond prices.

As always, we remain committed to maintaining a portfolio that is diversified among a number of different types of bonds. This approach has historically benefited shareholders by generating competitive returns and a relatively high yield, while reducing the risk of having extensive exposure to any one market.

/s/ Richard A. Stevens

RICHARD A. STEVENS is portfolio manager of Liberty Income Fund and is a vice president of Colonial Management Associates, Inc. (CMA). Mr. Stevens has managed or co-managed the Fund since September 1995.

An investment in the Fund offers attractive income and total return opportunities, but it also involves certain risks associated with the credit quality of lower rated bonds. International investing may pose special risks due to currency fluctuations as well as political and social developments. The Fund's manager seeks to manage the risk through diversification and allocation limits.


SOLD
-------------------------------------------------------------------------------
SHOPKO STORES - A discount retailer which competes with Kmart and Wal-Mart in Midwestern markets. The company had grown rapidly and was holding its own against larger competitors. However, we anticipated that the energy cost crisis in the Midwest would have an adverse affect on consumer spending. We liquidated our position in this issue and it is now trading at distressed prices.

SOLD
-------------------------------------------------------------------------------
EQUISTAR CHEMICAL - Manufacturer of polyethylene products. This company uses oil as its feedstock, so we predicted that rising oil prices would be extremely detrimental to their operations. We were able to liquidate our position in this holding before the price began to fall.


-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

PERFORMANCE OF A $10,000
INVESTMENT IN ALL SHARE CLASSES
FROM 12/31/90 - 12/31/00

                                   WITHOUT           WITH
                                    SALES            SALES
                                   CHARGE            CHARGE
                  ------------------------------------------
                  Class A          $21,431          $20,413
                  ------------------------------------------
                  Class B          $20,070          $20,070
                  ------------------------------------------
                  Class C          $20,983          $20,983

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 12/31/90 - 12/31/00

           LEHMAN GOVERNMENT/        CLASS A SHARES             CLASS A SHARES
          CORPORATE BOND INDEX     WITHOUT SALES CHARGE       WITH SALES CHARGE

"12/90"         $10,000                 $10,000                   $ 9,525
"12/91"          11,438                  11,839                    11,277
"12/92"          12,762                  13,177                    12,551
"12/93"          14,079                  14,752                    14,051
"12/94"          13,641                  14,130                    13,459
"12/95"          16,059                  16,797                    15,999
"12/96"          16,441                  17,315                    16,493
"12/97"          18,277                  19,139                    18,230
"12/98"          19,871                  20,548                    19,572
"12/99"          19,300                  19,944                    18,997
"12/00"          21,594                  21,431                    20,413


The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade corporate bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

Average Annual Total Returns as of 12/31/00
Share Class           A                      B                       C
Inception          12/1/69                 5/15/92                 8/1/97
-------------------------------------------------------------------------------
             Without      With       Without      With       Without      With
              Sales       Sales       Sales       Sales       Sales       Sales
             Charge      Charge      Charge      Charge      Charge      Charge
-------------------------------------------------------------------------------
1 year        7.39%       2.29%       6.60%       1.61%       6.76%       5.76%
-------------------------------------------------------------------------------
5 years       5.10        4.09        4.32        4.02        4.66        4.66
-------------------------------------------------------------------------------
10 years      7.92        7.40        7.21        7.21        7.69        7.69
-------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year
- 2%, sixth year - 1%, thereafter - 0%, and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
December 31, 2000
(in thousands)

BONDS & NOTES - 90.8%                                      PAR         VALUE
-------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - 53.5%
CONSTRUCTION - 1.9%
BUILDING CONSTRUCTION
Centex Corp.,
  9.750% 06/15/05                                        $  2,000    $    2,107
Morrison Knudsen Corp.,
  11.500% 07/01/10 (a)                                        500           372
                                                                     ----------
                                                                          2,479
                                                                     ----------
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 3.5%
DEPOSITORY INSTITUTIONS - 0.4%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06                                            500           485
                                                                     ----------
FINANCIAL SERVICES - 1.6%
Ford Motor Credit Corp.,
  7.880% 06/15/10                                           2,000         2,062
                                                                     ----------
INSURANCE CARRIERS - 1.5%
Jefferson-Pilot Capital Trust,
  8.285% 03/01/46 (a)                                       2,000         1,927
                                                                     ----------
-------------------------------------------------------------------------------
MANUFACTURING - 3.1%
CHEMICALS & ALLIED PRODUCTS - 0.1%
Texas Petrochemical Corp.,
  11.125% 07/01/06                                            255           191
                                                                     ----------
MACHINERY & COMPUTER EQUIPMENT - 0.3%
IMO Industries, Inc.,
  11.750% 05/01/06                                            425           416
                                                                     ----------
MISCELLANEOUS MANUFACTURING - 0.4%
Azteca Holdings SA,
  11.000% 06/15/02                                            500           495
                                                                     ----------
PETROLEUM REFINING - 1.5%
USX Corp.,
  9.375% 02/15/12                                           1,700         1,929
                                                                     ----------
PRIMARY METAL - 0.4%
AK Steel Corp.,
  9.125% 12/15/06                                             500           477
                                                                     ----------
TRANSPORTATION EQUIPMENT - 0.4%
Lear Corp.,
  9.500% 07/15/06                                             500           482
                                                                     ----------
-------------------------------------------------------------------------------
MINING & ENERGY - 9.5%
METAL MINING - 2.4%
Noranda, Inc.,
  8.125% 06/15/04                                           3,000         3,089
                                                                     ----------
MISCELLANEOUS METAL ORES - 1.6%
Cyprus Amax Minerals Co.,
  10.125% 01/01/02                                          2,000         2,075
                                                                     ----------
OIL & GAS EXTRACTION - 4.7%
Global Marine, Inc.,
  7.125% 09/01/07                                           1,000         1,008
Gulf Canada Resources Ltd.,
  8.375% 11/15/05                                           1,000         1,049
HS Resources, Inc.,
  9.250% 11/15/06                                             500           502
Ocean Energy, Inc.,
  8.875% 07/15/07                                             500           512
Pemex Finance Ltd.,
  9.030% 02/15/11                                           2,000         2,131
Pemex Project Funding Master Trust,
  9.125% 10/13/10                                           1,000           993
                                                                     ----------
                                                                          6,195
                                                                     ----------
OIL & GAS FIELD SERVICES - 0.8%
R&B Falcon Corp.,
  9.500% 12/15/08                                           1,000         1,095
                                                                     ----------
-------------------------------------------------------------------------------
RETAIL TRADE - 2.6%
MISCELLANEOUS RETAIL
Discover Credit,
  9.070% 03/16/12                                           3,000         3,386
                                                                     ----------
-------------------------------------------------------------------------------
SERVICES - 5.3%
AMUSEMENT & RECREATION - 1.4%
Hollywood Casino Corp.,
  11.250% 05/01/07                                            750           771
Mohegan Tribal Gaming Authority,
  8.750% 01/01/09                                           1,000         1,003
                                                                     ----------
                                                                          1,774
                                                                     ----------
HOTELS, CAMPS & LODGING - 2.3%
Jupiters Ltd.,
  8.500% 03/01/06                                           1,000           950
MGM Mirage, Inc.,
  8.500% 09/15/10                                           2,000         2,063
                                                                     ----------
                                                                          3,013
                                                                     ----------
OTHER SERVICES - 1.6%
Erac USA Finance Co.,
  9.125% 12/15/04 (a)                                       2,000         2,115
                                                                     ----------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS AND SANITARY SERVICES - 27.6%
AIR TRANSPORTATION - 5.9%
AMR Corp.,
  9.000% 08/01/12                                           3,000         3,174
Delta Air Lines, Inc.,
  10.375% 02/01/11                                          1,500         1,681
Federal Express Corp.,
  9.650% 06/15/12                                           2,500         2,885
                                                                     ----------
                                                                          7,740
                                                                     ----------
BROADCASTING - 5.0%
Westinghouse Electric
  8.625% 08/01/12                                           3,000         3,294
News America Holdings, Inc.,
  9.250% 02/01/13                                           3,000         3,200
                                                                     ----------
                                                                          6,494
                                                                     ----------
CABLE - 2.7%
Charter Communications Holding L.L.C.,
  stepped coupon, (9.920% 04/01/04)
  (b) 04/01/11                                              1,000           588
EchoStar DBS Corp.,
  9.250% 02/01/06                                             500           487
Lenfest Communications, Inc.,
  8.250% 02/15/08                                           2,000         2,074
NTL, Inc.,
  10.000% 02/15/07                                            500           435
                                                                     ----------
                                                                          3,584
                                                                     ----------
COMMUNICATIONS - 1.9%
MetroNet Communications Corp.,
  stepped coupon, (9.950% 06/15/03)
  (b) 6/15/08                                               3,000         2,430
                                                                     ----------
ELECTRIC SERVICES - 2.0%
AES Corp.,
  9.380% 09/15/10                                             500           515
Endesa-Chile Overseas Co.,
  8.500% 04/01/09                                           2,000         2,034
                                                                     ----------
                                                                          2,549
                                                                     ----------
GAS SERVICES - 2.7%
Coastal Corp.,
  9.625% 05/15/12                                           3,000         3,580
                                                                     ----------
SANITARY SERVICES - 0.4%
Allied Waste of North America, Inc.,
  7.625% 01/01/06                                             500           475
                                                                     ----------
TELECOMMUNICATION - 7.0%
Dominion Resources,
  8.125% 06/15/10                                           2,000         2,172
Metromedia Fiber Network, Inc.,
  10.000% 11/15/08                                            500           425
Nextel Communications, Inc.,
  stepped coupon, (9.750% 10/31/02)
  (b) 10/31/07                                                500           371
Sprint Spectrum L.P.,
  stepped coupon, (12.500% 08/15/01)
  (b) 08/15/06                                              3,020         3,020
Tele-Communications, Inc.,
  9.800% 02/01/12                                           2,400         2,802
Williams Communications Group, Inc.,
  10.700% 10/01/07                                            500           375
                                                                     ----------
                                                                          9,165
                                                                     ----------
TOTAL CORPORATE FIXED INCOME
  BONDS & NOTES (Cost of $76,957)                                        69,702
                                                                     ----------
FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 3.5%
-------------------------------------------------------------------------------
Government of New Zealand,
  10.000% 03/15/02                                     NZ$  3,500         1,617
Republic of Brazil,
  14.500% 10/15/09                                     BZ$  1,250         1,375
United Mexican States Global,
  8.625% 03/12/08                                      MX     500           499
United Mexican States,
  9.875% 01/15/07                                      MX   1,000         1,063
                                                                     ----------
Total Foreign Government &
  Agency Obligations (cost of $4,833)                                     4,554
                                                                     ----------
U.S GOVERNMENT &
AGENCY OBLIGATIONS - 33.8%
-------------------------------------------------------------------------------
Federal National Mortgage Association:
  7.250% 01/15/10                                           4,500         4,887
  9.000% 2019-2020                                            149           156
                                                                     ----------
                                                                          5,043
                                                                     ----------
Government National Mortgage Association:
  10.000% 2017-2019                                            16            17
  10.500% 2016-2020                                           165           182
  11.500% 2013                                                 41            46
  12.500% 2010-2014                                            80            92
  13.000% 2011                                                  5             6
  14.000% 2011                                                  4             5
                                                                     ----------
                                                                            348
                                                                     ----------
U.S. Treasury Bonds:
  7.125% 02/15/23                                           5,495         6,548
  10.375% 11/15/12                                          8,250        10,606
  10.750% 08/15/05 (c)                                      9,250        11,352
                                                                     ----------
                                                                         28,506
                                                                     ----------
U.S. Treasury Notes:
  7.000% 7/15/06                                            9,326        10,151
                                                                     ----------
TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS (Cost of $39,119)                                     44,048
                                                                      ---------
Total Bonds & Notes (Cost of $120,909)                                  118,304
                                                                      ---------

PREFERRED STOCKS - 4.0%
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 4.0%

CABLE - 1.0%
CSC Holdings Ltd.,
  11.125% PIK                                                  12         1,301
                                                                     ----------
ELECTRIC SERVICES - 3.0%
ComEd Financing I,
  8.480%                                                       78         1,921
TXU Electric Capital I,
  8.250%,
  TOPRS                                                        80         1,980
                                                                     ----------
                                                                          3,901
                                                                     ----------
TOTAL PREFERRED STOCKS
  (Cost of $5,425)                                                        5,202
                                                                     ----------
TOTAL INVESTMENTS
  (Cost of $126,334) (d)                                                123,506
                                                                     ----------

SHORT-TERM OBLIGATIONS - 3.2%                              PAR           VALUE
--------------------------------------------------------------------------------
Repurchase Agreement with SBC Warburg Ltd., dated
  12/29/00 due 01/02/01 at 6.000%, collateralized
  by U.S. Treasury bonds and/or notes with various
  maturities to 2028, market value $4,304
  (repurchase proceeds $4,226)                           $  4,223    $    4,223
                                                                     ----------

FORWARD CURRENCY CONTRACTS - (0.1)% (e)                                    (126)
-------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES, NET - 2.1%                                  2,751
-------------------------------------------------------------------------------
NET ASSETS - 100%                                                    $  130,354
                                                                     ----------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of these securities amounted to $4,414 or 3.4% of net assets.

(b) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(c) This security, or a portion thereof, with a total market value of $3,682 is being used to collateralize foreign currency exchange contracts indicated in note (e) below.

(d) Cost for federal income tax purposes is $126,498.

(e) As of December 31, 2000, the Fund had entered into the following portfolio hedges:

                                                             NET UNREALIZED
      CONTRACTS           IN EXCHANGE                        (DEPRECIATION)
     TO DELIVER               FOR          SETTLEMENT DATE       (U.S.$)
-------------------------------------------------------------------------------
      NZ$ 2,845           US   $1,254         01/09/01           ($126)

SUMMARY OF SECURITIES
BY COUNTRY                       COUNTRY             VALUE           % OF TOTAL
-------------------------------------------------------------------------------
United States                                       $115,333          93.4
Mexico                              Mx                 5,181           4.2
New Zealand                         NZ                 1,617           1.3
Brazil                              Bz                 1,375           1.1
                                                    -------           ----
                                                    $123,506         100.0
                                                    ========         =====

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $126,334)                                $123,506
Short-term obligations                                                 4,223
                                                                    -------
                                                                     127,729
Cash including foreign currencies
  (cost of $1)                                          $    1
Receivable for:
  Interest                                               2,581
  Fund shares sold                                         448
  Dividends                                                 35
Other                                                       21         3,086
                                                        ------      --------
  Total assets                                                       130,815

LIABILITIES
Unrealized depreciation on forward
  currency contracts                                       126
Payable for:
  Fund shares repurchased                                   93
Accrued:
  Management fee                                            53
  Transfer agent fee                                        49
  Bookkeeping fee                                            5
  Deferred Trustees fees                                     4
Other                                                      131
                                                        ------
  Total liabilities                                                      461
                                                                    --------
NET ASSETS                                                          $130,354
                                                                    --------
Net asset value & redemption price per share --
   Class A ($95,018/15,932)                                         $   5.96(a)
                                                                    --------
Maximum offering price per share --
  Class A ($5.96/0.9525)                                            $   6.26(b)
                                                                    --------
Net asset value & offering price per share Class B
  ($32,902/5,517)                                                   $   5.96(a)
                                                                    --------
Net asset value & offering price per share Class C
  ($2,434/408)                                                      $   5.96(a)
                                                                    --------

COMPOSITION OF NET ASSETS
Capital paid in                                                     $144,124
Undistributed net investment income                                       99
Accumulated net realized loss                                        (10,918)
Net unrealized depreciation on:
  Investments                                                         (2,828)
  Foreign currency transactions                                         (123)
                                                                    --------
                                                                    $130,354
                                                                    --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 2000
(In thousands)

INVESTMENT INCOME
Interest                                                            $ 10,923
Dividends                                                                471
                                                                    --------
  Total Investment Income (net of nonreclaimable
   foreign taxes withheld at source which
   amounted to $4)                                                    11,394

EXPENSES
Management fee                                          $  668
Service fee                                                333
Distribution fee -- Class B                                258
Distribution fee -- Class C                                 21
Transfer agent fee                                         424
Bookkeeping fee                                             56
Trustees fee                                                11
Custodian fee                                                8
Audit fee                                                   17
Legal fee                                                    2
Registration fee                                            60
Reports to shareholders                                     32
Other                                                       19
                                                        ------
  Total expenses                                         1,909
Fees waived by the Distributor --
  Class C                                                   (4)        1,905
                                                        ------      --------
  Net investment income                                                9,489
                                                                    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                           (7,601)
  Foreign currency transactions                            347
                                                        ------
    Net Realized Loss                                   (7,254)
Net change in unrealized appreciation/depreciation
  during the period on:
  Investments                                            7,064
  Foreign currency transactions                           (158)
                                                        ------

  Net Change in Unrealized
      Appreciation/Depreciation                                        6,906
                                                                    --------
  Net Loss                                                              (348)
                                                                    --------
Increase in net assets from operations                              $  9,141
                                                                    --------

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(In thousands)


                                                    YEARS ENDED DECEMBER 31
                                                   -------------------------
INCREASE (DECREASE) IN NET ASSETS                     2000            1999
----------------------------------------------------------------------------
OPERATIONS
Net investment income                              $  9,489        $  10,788
Net realized loss                                    (7,254)          (2,507)
Net change in unrealized appreciation/depreciation    6,906          (11,547)
                                                   --------        ---------
    Net increase (decrease) from operations           9,141           (3,266)

DISTRIBUTIONS
From net investment income -- Class A                (7,026)          (8,130)
In excess of net investment income -- Class A            --              (59)
Return of capital -- Class A                           (206)              --
From net investment income -- Class B                (2,263)          (2,693)
In excess of net investment income -- Class B            --              (19)
Return of capital -- Class B                            (66)              --
From net investment income -- Class C                  (186)            (213)
In excess of net investment income -- Class C            --               (1)
Return of capital -- Class C                             (5)              --
                                                   --------        ---------
                                                       (611)         (14,381)
                                                   --------        ---------

FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                  10,918           12,620
Value of distributions reinvested -- Class A          3,992            4,558
Cost of shares repurchased -- Class A               (22,509)         (22,909)
                                                   --------        ---------
                                                     (7,599)          (5,731)
                                                   --------        ---------
Receipts for shares sold -- Class B                   6,969           11,848
Value of distributions reinvested -- Class B          1,343            1,610
Cost of shares repurchased -- Class B               (14,741)         (10,940)
                                                   --------        ---------
                                                     (6,429)           2,518
                                                   --------        ---------
Receipts for shares sold -- Class C                   2,326            4,638
Value of distributions reinvested -- Class C            129              168
Cost of shares repurchased -- Class C                (2,735)          (4,391)
                                                   --------        ---------
                                                       (280)             415
                                                   --------        ---------
    Net Decrease from Fund Share Transactions       (14,308)          (2,798)
                                                   --------        ---------
    Total Decrease                                  (14,919)         (17,179)

NET ASSETS
Beginning of period                                 145,273          162,452
                                                   --------        ---------

End of period (including undistributed net
 investment income of $99 and $57, respectively)   $130,354         $145,273
                                                   ========        =========

NUMBER OF FUND SHARES
Sold -- Class A                                       1,854            2,017
Issued for distributions reinvested -- Class A          679              730
Repurchased -- Class A                               (3,826)          (3,667)
                                                   --------        ---------
                                                     (1,293)            (920)
                                                   --------        ---------
Sold -- Class B                                       1,183            1,879
Issued for distributions reinvested -- Class B          228              258
Repurchased -- Class B                               (2,505)          (1,752)
                                                   --------        ---------
                                                     (1,094)             385
                                                   --------        ---------
Sold -- Class C                                         393              729
Issued for distributions reinvested -- Class C           22               27
Repurchased -- Class C                                 (464)            (699)
                                                   --------        ---------
                                                        (49)              57
                                                   --------        ---------

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 2000

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Liberty Income Fund (the Fund), a series of Liberty Funds Trust I, formerly Colonial Trust I, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk, by investing primarily in corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed on Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as interest or dividend payments is recorded as income and as the cost basis of such securities.

Effective January 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize premium and discount on all debt securities. This accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The cumulative effect of this accounting change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. When a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholding with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor), is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.50% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended December 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $85,862 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $67, $116,130, and $848 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares and Class C shares. The Distributor has agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended December 31, 2000, purchases and sales of investments, other than short-term obligations, were $104,261,032, and $118,987,882, respectively, of which $44,144,809, and $28,962,130, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

    Gross unrealized appreciation                             $ 1,938,490
    Gross unrealized depreciation                              (4,930,983)
                                                              -----------
        Net unrealized depreciation                           $(2,992,493)
                                                              -----------

CAPITAL LOSS CARRYFORWARDS
At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

              Year of                       Capital loss
            expiration                      carryforward
            ----------                      ------------
               2002                          $1,007,000
               2007                           1,857,000
               2008                           4,888,000
                                             ----------
                                             $7,752,000
                                             ----------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 2000.

----------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:
                                                                            YEAR ENDED DECEMBER 31, 2000
                                                           -----------------------------------------------------
                                                              CLASS A              CLASS B              CLASS C
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  5.980             $  5.980             $  5.980
                                                              --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                        0.434                0.390                0.399(b)
Net realized and unrealized loss                                (0.013)              (0.013)              (0.013)
                                                              --------             --------             --------
    Total from Investment Operations                             0.421                0.377                0.386
                                                              --------             --------             --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.428)              (0.385)              (0.395)
Return of capital                                               (0.013)              (0.012)              (0.011)
                                                              --------             --------             --------
    Total Distributions Declared to Shareholders                (0.441)              (0.397)              (0.406)
                                                              --------             --------             --------
NET ASSET VALUE, END OF PERIOD                                $  5.960             $  5.960             $  5.960
                                                              --------             --------             --------
Total return (c)                                                  7.39%                6.60%                6.76%(d)
                                                              --------             --------             --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                      1.22%                1.97%                1.82%(b)
Net investment income (e)                                         7.32%                6.57%                6.72%(b)
Portfolio turnover                                                  81%                  81%                  81%
Net assets at end of period (000)                             $ 95,018             $ 32,902             $  2,434

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.008 per share and 0.15%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                            YEAR ENDED DECEMBER 31, 1999
                                                          ----------------------------------------------------------------
                                                            CLASS A               CLASS B              CLASS C
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  6.560             $  6.560             $  6.560
                                                              --------             --------             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                        0.449                0.401                0.411(b)
Net realized and unrealized loss                                (0.567)              (0.567)              (0.567)
                                                              --------             --------             --------
    Total from Investment Operations                            (0.118)              (0.166)              (0.156)
                                                              --------             --------             --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.459)              (0.411)              (0.421)
In excess of net investment income                              (0.003)              (0.003)              (0.003)
                                                              --------             --------             --------
    Total Distributions Declared to Shareholders                (0.462)              (0.414)              (0.424)
                                                              --------             --------             --------
NET ASSET VALUE, END OF PERIOD                                $  5.980             $  5.980             $  5.980
                                                              --------             --------             --------
Total return (c)                                                 (1.86)%              (2.60)%           (2.45)%(d)
                                                              --------             --------             --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                      1.13%                1.88%                1.73%(b)
Net investment income (e)                                         7.15%                6.40%                6.55%(b)
Portfolio turnover                                                 102%                 102%                 102%
Net assets at end of period (000)                             $103,011             $ 39,532             $  2,730

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.009 per share and 0.15%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

----------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:
                                                                       YEARS ENDED DECEMBER 31
                                  ------------------------------------------------------------------------------------------
                                                     1998                                                 1997
                                  -------------------------------------------         --------------------------------------
                                    CLASS A         CLASS B         CLASS C            CLASS A        CLASS B     CLASS C(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $  6.500        $  6.500        $  6.500           $  6.410      $  6.410      $  6.530
                                     --------        --------        --------           --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                   0.455           0.405           0.415(b)           0.439         0.391         0.171(b)
Net realized and unrealized gain
  (loss)                                0.057           0.057           0.057              0.095         0.095        (0.032)(c)
                                     --------        --------        --------           --------      --------      --------
    Total from Investment
      Operations                        0.512           0.462           0.472              0.534         0.486         0.139
                                     --------        --------        --------           --------      --------      --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income             (0.452)         (0.402)         (0.412)            (0.444)       (0.396)       (0.169)
                                     --------        --------        --------           --------      --------      --------
NET ASSET VALUE, END OF PERIOD       $  6.560        $  6.560        $  6.560           $  6.500      $  6.500      $  6.500
                                     --------        --------        --------           --------      --------      --------
Total return (d)                         8.13%           7.32%           7.48%(e)           8.67%         7.87%         2.17%(e)(f)
                                     --------        --------        --------           --------      --------      --------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                             1.09%           1.84%           1.69%(b)           1.11%         1.86%         1.71%(b)(h)
Net investment income (g)                7.16%           6.41%           6.56%(b)           6.98%         6.23%         6.35%(b)(h)
Portfolio turnover                        161%            161%            161%               281%          281%          281%
Net assets at end of period (000)    $119,002        $ 40,828        $  2,622           $120,336      $ 36,128      $    240

(a) Class C shares were initially offered on August 1, 1997. Per share reflects activity from that date.
(b) 1998 information is net of fees waived by the Distributor which amounted to $0.010 per share and 0.15%. 1997 information is net of fees waived by the Distributor which amounted to $0.004 per share and 0.15% (annualized).
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.


                                                                                               YEARS ENDED DECEMBER 31
                                                                                        ----------------------------------
                                                                                                         1996
                                                                                         ----------------------------------
                                                                                              CLASS A               CLASS B
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $  6.640              $  6.640
                                                                                              --------              --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                                            0.460                 0.412
Net realized and unrealized gain (loss)                                                         (0.240)               (0.240)
                                                                                              --------              --------
    Total from Investment Operations                                                             0.220                 0.172
                                                                                              --------              --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                                                      (0.450)               (0.402)
                                                                                              --------              --------
NET ASSET VALUE, END OF PERIOD                                                                $  6.410              $  6.410
                                                                                              --------              --------
Total return (a)                                                                                  3.59%                 2.82%
                                                                                              --------              --------
RATIOS TO AVERAGE NET ASSETS
Expenses (b)                                                                                      1.10%                 1.85%
Net investment income (b)                                                                         7.12%                 6.37%
Portfolio turnover                                                                                 253%                  253%
Net assets at end of period (000)                                                             $129,681              $ 35,770

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF LIBERTY FUNDS TRUST I
AND THE SHAREHOLDERS OF LIBERTY INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Income Fund (formerly Colonial Income Fund) (the "Fund") (a series of Liberty Funds Trust I) at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with audit standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES & TRANSFER AGENT

-------------------------------------------------------------------------------

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer; The First Boston Corporation)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc., Executive Vice President and Director of Colonial Management Associates, Inc. and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group-Boston and Chief Operating Officer, Putnam Mutual Funds)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Professor of Finance, College of Business, Boise State University)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

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IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.


ANNUAL REPORT:
LIBERTY INCOME FUND

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CHOOSE LIBERTY
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BECAUSE NO SINGLE INVESTMENT MANAGER CANBE ALL THINGS TO ALL INVESTORS.(SM)

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L I B E R T Y
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      F U N D S
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ALL-STAR       INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.

COLONIAL       FIXED INCOME AND VALUE STYLE EQUITY INVESTING.

CRABBE         A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.
HUSON

NEWPORT        A LEADER IN INTERNATIONAL INVESTING.(SM)

STEIN ROE      SOLUTIONS FOR GROWTH AND INCOME INVESTING.
ADVISOR

KEYPORT        A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.
[GRAPHIC
 OMITTED]
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Liberty's mutual funds are offered by prospectus through Liberty Funds
Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

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LIBERTY INCOME FUND          ANNUAL REPORT
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[logo] L I B E R T Y                                                BULK RATE
       ---------------                                             U.S. POSTAGE
             F U N D S                                                PAID
                                                                  HOLLISTON, MA
ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR  PERMIT NO. 20
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Liberty Funds Distributor, Inc. (C)2001
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

                                                 717-02/410E-0101 (2/01) 01/100